EXHIBIT 99.1

Houlihan Lokey

The next presentation in this room will be:

Alpha Innotech

Ron Bissinger, CEO

Alpha Innotech Corp (OTCBB:APNO)

April 23, 2008

rbissinger@alphainnotech.com

(510) 904-5577

www.alphainnotech.com

7th Annual Healthcare Conference

Alpha Innotech

Forward-looking Statements

“The foregoing presentation contains forward-looking statements that involve risks and uncertainties, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, and similar expressions identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements in this presentation.”

“Please also refer to the risk factors described in our filings with the Securities and Exchange Commission, including our recent Form 10-KSB and Forms 10-QSB filed with the Securities and Exchange Commission. We do not intend to update the forward-looking information contained in this presentation.”

“This presentation includes EBITDA which is a non-GAAP measure”

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Alpha Innotech

AIC - Who We Are

We are a major provider of research tools to the life sciences industry

We develop, manufacture and sell innovative bioimaging systems that are used by major biotechnology companies, pharmaceutical companies, government agencies and academic institutions worldwide

Our products are commonly used in genetic and biotech research labs – we provide their tools

Over 10,000 installed imaging systems worldwide

Received Deloitte Technology Fast 100 award in 2007 and Fast 50 Silicon Valley award in 2006

Over 50 employees committed to the success of the company

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Alpha Innotech

Investment Considerations Revenues

Turnaround story

Growing revenues last three years

Positive EBITDA last six quarters

Non-GAAP net income increased over 450% from 2006 to 2007*

Currently trading OTC as APNO:BB

~ 10.5M shares outstanding

Large addressable market within life sciences imaging space

Sustainable competitive advantages unique in life sciences imaging market

No FDA approvals required for products

In 2007 began investing in complying with the Sarbanes-Oxley Act of 2002

External consultant used to assess internal controls of financial reporting as required under Section 404 of the Act

*—net income plus interest, taxes, depreciation and amortization, stock-based compensation charges and one-time expenses in 2007 for Founders Bonus plan

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$16 $15 $14 $13 $12 $11 $10 $9 $8

2003 2004 2005 2006 2007 2008

Revenues

46% Growth

2004 2005 2006 2007

Alpha Innotech

Company Background

Headquartered in San Leandro, CA near San Francisco

Founded in 1992

Venture funding obtained in 2001

Went public in 2005 through reverse merger into a public shell

Our first strategic partnership formed with GE Healthcare in 2005

Established second strategic partnership with major Asia-based firm to accelerate development of new products in 2007

In 2007 announced a product development and supply agreement with R&C Biogenius Ltd. for a new imaging system designed for their proprietary ELISA test assay

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Alpha Innotech

Our Customers and Channels

Academic/ Medical Institutions

Pharmaceutical Companies

Biotechnology Companies

Government Institutes

Strategic Partners

53% of 2007 revenues were from international customers, up from 44% in 2006

We sell our products using direct sales in U.S. combined with over 40 distributors around the world and a strategic partnership with GE Healthcare

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Bayer USDA NATIONAL INSTITUTE OF HEALTH

UCSF CDC Department of Health and Human Services Centers for Disease Control and Prevention

GE Roche AMGEN Pfizer

Harvard University CHIRON STANFORD UNIVERSITY

Abbott Laboratories MILLENNIUM

Head Office

Direct Sales Rep.

Independent Rep. Companies

Distributor

Alpha Innotech

Experienced Management Team

Backgrounds with high-growth companies and life sciences

Ron Bissinger, CEO, CFO

Joining AIC in 2006, Mr. Bissinger has held executive and operational roles in life sciences and technology companies over the last 30 years with GE, Biosym, Lexar, and Ultradata, and brings an extensive M&A background

Sia Ghazvini, Vice President of Marketing and Business Development

Mr. Ghazvini is a 15 year veteran of life sciences industry with experience in sales and marketing, business development and corporate management, having held executive positions with Combimatrix, Xagros Technologies and Nucleotech. Joined AIC in 2003.

Jeff Whitmore, Vice President of Global Sales

Mr. Whitmore brought over 15 years experience in sales and sales management within the life science industry including Bio-Rad and Molecular Devices when he joined AIC in 2006.

Diping Che, PhD, Vice President of Research and Development

With AIC since 2005, Dr. Che has over 15 years experience in biotechnology and optical instrumentation serving in various engineering and management roles within Illumina, Vysis, and World Precision Instruments

Mark Allen, Vice President of Operations

Mr. Allen has over 15 years of Operations and Engineering experience in the medical device and biotech industries, having held various management roles with Molecular Devices, Revivant, Kera Vision, Abbott Diagnostics and Roche. Mr. Allen joined AIC in 2007.

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Alpha Innotech

Board of Directors

William Snider - Chairman

Managing Partner, BroadOak Capital Partners, a life science focused merchant bank

Haseeb Chaudhry - Vice Chairman Co-Founder, Alpha Innotech Corp

Dr. Joseph Keegan - Director

President and CEO, ForteBio, Inc., former CEO of Molecular Devices, Inc.

James H. Chamberlain - Director

Former CEO of BioSource International, Inc. and Xtrana Inc.

Dr. Michael D. Bick - Director

Former CEO of BioPool International, Inc., former Chairman of Xtrana, Inc.

Gus Davis - Director

Management Consultant and former COO of BioSource International

Ronald Bissinger - Director CEO, Alpha Innotech Corp

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Alpha Innotech

Our Systems Turn Assays into Data

Market Segments Assays Data / Knowledge

Gene & Protein Expression

Pathogenesis In-vitro Technology

Drug Discovery

Academic Research

Biomarker Screening & Validation

Biosurveillance Personalized Medicine

Alpha Innotech

SNP Screening

Cell-Based Assays

Enzyme & Functional

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Alpha Innotech

Well-Established Product Lines

AIC Offers a Complementary Family of Life Sciences Imaging Products

Macroimaging Microimaging Analysis Reagents Systems Systems Software Assays

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Alpha Innotech

How Our Gel Imaging Systems Work

AIC’s systems illuminate separated proteins on a …and then AIC’s software performs complex analysis on the digital image that translucent piece of gel using visible, UV or IR light, determines and documents the chemical and physical properties of the proteins and then take images using a high performance scientific grade digital camera…

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Alpha Innotech

Widely Accepted Macroimaging Systems

FluorChem® AlphaImager® red™ AlphaDigiDoc®

Large-scale imaging of gels Resolution not critical Widely used High growth market Visible > 85% of revenues

Fluorescence Chemiluminescence

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Microimaging Systems

NovaRay®

AlphaScan™

Detailed imaging of wells on slides and microarrays Resolution critical High end systems < 5% of revenues

Cell Proteomics Functional Analysis Genomics

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Alpha Innotech

Complete Set of Software Solutions

Software Generates Data from Images and Controls Workflow

AlphaView™
Image capture and analysis

Automatic Image Capture
Automation of image capture

AlphaPart11Ease™
For regulatory compliance

GelFox™ 2D
2D gel analysis software

ArrayVision™ (1)
Microarray analysis software





- Extracts data from images
- Determines workflow, ease of use
- High margins
- < 5% of revenues

(1) – licensed from GE Healthcare

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Alpha Innotech

Reagents and Assays

Reagents make samples fluoresce Can drive imaging system sales Large, highly profitable market

AlphaQuant™

ChemiGlow™ FAST Transcription Can be high Factor™ margin

< 5% of revenues

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Alpha Innotech

Large Addressable Market

Worldwide Life Sciences Imaging Market

Global market for life sciences imaging tools > $0.4 billion in 2007 per Company estimates for AIC’s current products and those now under development by AIC

We expect 50% market growth from 2007 to 2010

We anticipate strong growth in Asian

countries(per Company estimates)

Addressable Markets with Products Under Development

Current AIC Products

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50% Growth 2007 - 2010

Alpha Innotech

Compelling Market Drivers

Globalization of genetic research

Enabled by mapping of the human genome in 2003

Researchers now seek to understand functional role of each gene

Hot areas include proteomics and pathway analysis of pharmaceutical effects

Worldwide investment in facilities for biotech research

Global growth in advanced research labs

Major area of investment for Asian and other developing economies

Disruptive effects of digital technology

Many labs still use film

Digital CCD technology replacing film and radioactive assays

Development of tests and assays using proprietary imaging systems

Optimized in conjunction with specific digital imaging systems.

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Alpha Innotech

Highly Fragmented Market

No single company dominates worldwide

Consolidation of fragmented market

Kodak health imaging acquired by Onex for $2.35B+

UVP acquired by PE firm Carlisle Enterprises

Molecular Devices acquired by MKS for $635M (3.3x sales)

Growth through consolidation

Competitors include Bio-Rad Laboratories, Inc., Carestream Health (formerly Kodak health imaging), Syngene, UVP, Inc., and Fuji Photo Film Co., Ltd.

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Alpha Innotech

Comparative Public Companies

APNO 2007 Stock Performance

AIC 2007 stock closing price ranged from $2.50 to $0.70

Volume Close Price

100,000 $2.00

$1.80

75,000 $1.60

$1.40 50,000 Volume $1.20 Closing Price $1.00 25,000

Market capitalization of $0.80 comparable public instrumentation companies as of April 11, 2008; multiples of TTM revenues*

0 $0.60

3-Jan 15-Feb 30-Mar 14-May 26-Jun 8-Aug 20-Sep 1-Nov 14-Dec

2.0

1.5

1.0 TTM Revenue Multiple 0.5

0.0

*-calculated by Company using April 11, 2008 closing stock prices and published revenues, market capitalizations

BIO HBIO CALP RAE APNO

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Alpha Innotech

Business Strategy

Establish AIC as the sector leader in life sciences imaging

AIC plans to continue developing deep domain expertise in life science imaging

AIC plans to continue building core product portfolio

AIC’s accomplishments have already been acknowledged as a major competitive advantage by its partners

Houlihan Lokey 7th Annual Healthcare Conference

Alpha Innotech

Business Strategy

Continue to build upon our key competitive advantages

Leveraging our direct U.S. sales team

Cost-effective to add additional products

Rapid and innovative product development using strategic partnerships for R&D

Reduced time to market

Cost efficient

Capability to develop additional strategic partnerships

Our first strategic partnership with GE Healthcare has grown to nearly $4M in annual revenues

Have already established strategic product development partnership with Asian technology company

In development phase of new imaging system designed around proprietary ELISA assay by R&C Biogenius LTD

Development of proprietary reagents and assays

Supply chain optimization

Currently implementing cost-effective Asian operation and logistics strategy

Expand multiple global channels for distribution

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Alpha Innotech

Business Strategy

We plan to continue improving operating performance by:

Increasing revenues from higher margin reagents and consumables

Implementing further improvements to our supply chain

Continue our current development of expandable, scalable overseas manufacturing and logistics capabilities

Reducing our cost of capital

Exploring strategies for reducing the impact of the substantial expenses we incur as a U.S. public company relative to our current revenue base

Houlihan Lokey 7th Annual Healthcare Conference

Alpha Innotech

AIC Growth Strategy

Going forward, we plan to:

Establish additional strategic partnerships to develop and manufacture new products

Strategic Partnerships

Expand further in high-growth markets, including Asia

Channel Growth

Develop additional channels with differentiated products

Channel Expansions

Expand core product portfolio through possible acquisitions and inbound licensing new technologies and products

Inbound licensing and acquisitions

Establish additional collaborations to develop new reagents, assays and software

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Alpha Innotech

Historical Performance

FYE DEC 31

2004 2005 2006 2007

Revenues $10,511 $12,051 $13,254 $15,322

YOY Growth — 14.7% 10.0% 15.6%

Cost of Goods Sold 5,378 6,410 6,307 6,885

Gross Profit $5,133 $5,641 $6,947 $8,437

Gross Profit Margin 48.8% 46.8% 52.4% 55.1%

Operating Expenses

Research and Development 1,963 1,573 1,213 1,323

Sales and Marketing 3,925 4,733 4,048 4,874

General and Administrative 1,969 1,499 2,122 2,208

Stock Based Compensation — 38 297 387

Total Operating Expenses $7,857 $7,843 $7,680 $8,792

% of revenue 74.8% 65.1% 57.9% 57.4%

Operating Income/(Loss) ($2,724) ($2,202) ($733) ($355)

% of revenue -25.9% -18.3% -5.5% -2.3%

Depreciation and Amortization $762 $579 $566 $601

Founders Bonus expenses — — — $398 (plan terminated in 2007)

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Alpha Innotech

Trended Historical Balance Sheet

Alpha Innotech Corp.

Condensed Consolidated Balance Sheets

(in thousands)

December 31, 2005 March 31, 2006 June 30, 2006 September 30, 2006 December 31, 2006 March 31, 2007 June 30, 2007 September 30, 2007 December 31, 2007

Assets

Current assets:

Cash and cash equivalents $ 546 $ 230 $ 366 $ 391 $ 446 $ 296 $ 399 $ 434 $ 210

Accounts receivable, net 2,411 1,991 1,547 1,982 2,189 2,047 2,081 $ 1,799 $ 2,230

Inventory, net 952 832 705 626 633 648 791 $ 1,217 $ 1,006

Prepaid expenses and other current assets 212 193 99 119 190 167 111 151 219

Total current assets 4,121 3,254 2,717 3,110 3,458 3,158 3,382 3,601 3,672

Property and equipment, net 1,171 1,196 1,182 1,113 1,049 973 966 909 914

Other assets 76 99 113 95 91 91 91 91 90

Total assets $ 5,368 $ 4,549 $ 4,012 $ 4,326 $ 4,598 $ 4,222 $ 4,439 $ 4,602 $ 4,677

Liabilities and Stockholders’ Deficit

Current liabilities:

Accounts payable $ 1,497 $ 1,273 $ 1,577 $ 1,506 $ 1,608 $ 1,395 $ 1,762 $ 2,094 $ 1,786

Accrued liabilities 1,084 1,068 1,047 981 976 920 1,123 1,158 1,330

Current portion of debt 1,556 1,580 1,444 1,819 1,594 1,566 1,501 1,330 1,407

Deferred revenue 775 755 770 826 896 907 912 1,072 1,027

Other liabilities 230 198 192 214 210 210 205 191 266

Total current liabilities 5,142 4,874 5,030 5,346 5,284 4,998 5,503 5,844 5,815

Debt, net of current portion 800 650 500 300 489 344 299 303 308

Total stockholders’ deficit (574) (975) (1,518) (1,320) (1,175) (1,120) (1,363) (1,546) (1,446)

Total liabilities and stockholders’ deficit $ 5,368 $ 4,549 $ 4,012 $ 4,326 $ 4,598 $ 4,222 $ 4,439 $ 4,602 $ 4,677

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Alpha Innotech

Capitalization

fully diluted shares % fully diluted

Total Founders 2,891,100 23.5%

Biotech Dev Fund II 1,962,662 15.9%

ETP/FBR Genomic Fund 1,471,998 11.9%

Current Officers and Directors 1,081,931 8.8%

E-Health Holdings Ltd 893,009 7.2%

IBT Venture Co 447,559 3.6%

Industrial Bank of Taiwan 202,242 1.6%

8,950,501 72.6%

former Xtrana shareholders 1,679,190 13.6%

other 1,698,630 13.8%

Fully diluted 12,328,321 100.0%

Houlihan Lokey 7th Annual Healthcare Conference

Alpha Innotech

Summary

Turnaround story - strong revenue, bottom line improvement

Targeting sector leadership position in the large and growing life sciences imaging market

Demonstrated key sustainable competitive differentiators

Have built a solid platform for continued growth

Currently executing on organic growth plans

Well-positioned to capitalize on fragmented market

Experienced management team can scale to Company’s growth plans

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Alpha Innotech

Thank You!

Innovations for Life Science Discovery

Houlihan Lokey 7th Annual Healthcare Conference